                           Allmerica Investment Trust
        (Supplement to Prospectus and Statement of Additional Information
                               dated May 1, 2003)

Effective April 30, 2004, GE Asset Management Incorporated ("GEAM") will replace Putnam Investment Management, LLC ("Putnam") as a Sub-Adviser to manage a portion of the Select Growth Fund assets. Putnam and Jennison Associates LLC currently serve as co-Sub-Advisers to the Fund.

A wholly-owned subsidiary of General Electric Company ("GE"), GEAM is located at 3003 Summer Street, P.O. Box 7900, Stamford, CT 06904. As of December 31, 2003, GEAM had approximately $179 billion of assets under management.

David B. Carlson, a Director and Executive Vice President of GEAM, is portfolio manager for the portion of the Fund managed by GEAM. He oversees a team of professionals who manage the overall U.S. equity investments for GEAM. Mr. Carlson joined GEAM in 1982 as a securities analyst for investment operations and became a vice president for mutual fund portfolios in 1987, senior vice president in 1989 and executive vice president in 2003.

At a meeting on February 12, 2004, the Board of Trustees of Allmerica Investment Trust (the "Trust") approved a Sub-Adviser Agreement (the "New Sub-Adviser Agreement") between Allmerica Financial Investment Management Services, Inc., the investment manager of the Trust (the "Manager"), and GEAM. Under the New Sub-Adviser Agreement, the Manager will pay GEAM a fee computed daily and paid quarterly at an annual rate based on the Sub-Adviser's portion of the average daily net assets of the Fund as described below:

                     Net Assets                          Fee Rate

                  First $25 Million                        0.60%
                  Next $25 Million                         0.55%
                  Next $25 Million                         0.45%
                  Next $25 Million                         0.40%
                  Over $100 Million                       0.245%

Under the current Sub-Adviser Agreement with Putnam (the "Current Sub-Adviser Agreement"), the Manager pays Putnam a fee computed daily and paid quarterly at an annual rate based on the Sub-Adviser's portion of the average daily net assets of the Fund as set forth below:

                     Net Assets                          Fee Rate

                  First $50 Million                       0.50%
                  Next $100 Million                       0.45%
                  Next $100 Million                       0.35%
                  Next $100 Million                       0.30%
                  Over $350 Million                       0.25%

The other terms of the New Sub-Adviser Agreement are substantially the same as those of the Current Sub-Adviser Agreement. Since the Manager is responsible for the payment of all sub-adviser fees, the level of sub-adviser fees has no impact on the operating expenses of the Fund. There is no change in the investment management fee paid by the Fund to the Manager.

In addition, effective April 30, 2004, the Fund's current principal investment strategies (and principal risks) for the Fund will be revised as follows (the investment objective, which immediately precedes the principal investment strategies under the heading "Select Growth Fund" in the Trust's Prospectus, will remain unchanged).

Principal Investment Strategies: To attain its objective, the Fund takes a multi-manager approach whereby two Sub-Advisers independently manage their own portions of the Fund's assets. The portion of the Fund managed by GE Asset Management Incorporated ("GEAM") invests primarily in 30 to 40 large- and medium-sized companies that GEAM believes have above-average growth histories and/or growth potential. GEAM selects common stocks from a number of industries based on its views of the merits of individual companies. GEAM seeks to identify stocks of companies with characteristics such as above-average annual growth rates, financial strength and leadership in their respective industries. Jennison Associates LLC looks for common stocks of predominantly mid- to large-sized companies that it believes are poised to achieve and maintain superior earnings growth. Both Sub-Advisers use a fundamental bottom-up approach to selecting stocks for the Fund. The Sub-Advisers each manage approximately one-half of the Fund's assets. At any point, however, the Manager may change the allocation of the Fund's assets between the two Sub-Advisers on a basis determined by the Manager to be in the best interest of shareholders. This means that the portion of assets managed by one Sub-Adviser could be significantly larger than that managed by the other and that the difference between such proportions could change from time to time.

At least 80% of the Fund's net assets normally will consist of common stocks. The Fund also may purchase convertible bonds and preferred stocks and warrants. The Fund normally invests substantially all of its investments in equity securities, although it may invest up to 20% in debt securities including up to 15% in "junk bonds". The Fund may invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

Risk of Investing in a Limited Number of Issuers is added to the list of Principal Risks under "Select Growth Fund" and the following is added under "Description of Principal Investment Risks" in the Prospectus:

Risk of Investing in a Limited Number of Issuers

The Select Growth Fund may invest in securities of a limited number of issuers to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer's securities will have a greater impact on such Fund's net asset value causing it to fluctuate more than that of a more widely diversified fund.

Dated:  February 20, 2004